Prudential

Prudential
Strategic Partners℠ Horizon Annuity Application

Annuities are issued by Pruco Life Insurance Company of New Jersey

Annuities Service Center
Financial Professionals:
1-800-513-0805
www.prudentialannuities.com

Regular Mail Delivery
Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176

Overnight Service, Certified or
Registered Mail Delivery
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025

SECTION 1 ■ OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

☐ Individual ☐ Custodian ☐ UTMA/UGMA ☐ Trust* ☐ Corporation* ☐ Other* ____

*If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity) ____ Birth Date (Mo / Day / Yr) __ / __ / __ SSN / TIN ____ ☐ Male ☐ Female

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ U.S. Citizen ☐ Resident Alien/Citizen of: ____

☐ Non-Resident Alien/Citizen of: ____ *(Submit IRS Form W-8 (BEN, ECI, EXP or IMY)*

C. JOINT OWNER - Not available for entity-owned Annuities or Qualified Annuities. Unmarried persons who wish to own the contract jointly should consult with their tax advisor.

☐ Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) __ / __ / __ SSN / TIN ____ ☐ Male ☐ Female

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ U.S. Citizen ☐ Resident Alien/Citizen of: ____

☐ Non-Resident Alien/Citizen of: ____ *(Submit IRS Form W-8 (BEN, ECI, EXP or IMY)*

Relationship to Owner: ____

D. ANNUITANT - Complete this Section if the Annuitant is not the Owner.

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) __ / __ / __ SSN / TIN ____ ☐ Male ☐ Female

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ U.S. Citizen ☐ Resident Alien/Citizen of: ____

☐ Non-Resident Alien/Citizen of: ____ *(Submit IRS Form W-8 (BEN, ECI, EXP or IMY)*

FOR BROKER/DEALER USE ONLY Networking No. ____ Annuity No. (If established) ____

Prudential

E. CO-ANNUITANT - Not available for entity-owned Annuities unless subject to 72(u). Not available for Qualified Annuities except Custodial accounts.

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) ___ / ___ / ___ SSN / TIN ____ ☐ Male ☐ Female

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ U.S. Citizen ☐ Resident Alien/Citizen of: ____

☐ Non-Resident Alien/Citizen of: ____ *(Submit IRS Form W-8 (BEN, ECI, EXP or IMY)*

SECTION 2 ■ BENEFICIARY INFORMATION

- For Custodial IRA and Custodial Roth IRA contracts, the Custodian must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Joint Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) ___ / ___ / ___

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ Primary ☐ Contingent Relationship ____ SSN/TIN ____ Percentage ____ %

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) ___ / ___ / ___

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ Primary ☐ Contingent Relationship ____ SSN/TIN ____ Percentage ____ %

Name (First, Middle, Last) ____ Birth Date (Mo / Day / Yr) ___ / ___ / ___

Street Address ____ City ____ State ____ ZIP ____

Telephone Number ____

☐ Primary ☐ Contingent Relationship ____ SSN/TIN ____ Percentage ____ %

SECTION 3 ■ ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. Do you have any existing Annuity or Life Insurance Contracts? ☐ **Yes** ☐ **No**

2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or Life Insurance Contracts? ☐ **Yes** ☐ **No** *If yes, complete and submit the required Regulation 60 paperwork*

Company Name	Policy or Annuity Number	Year Issued

Use Section 6 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

☐ Non-Qualified ☐ Custodial IRA
☐ IRA ☐ Custodial Roth IRA

C. PURCHASE PAYMENTS

Make all checks payable to Pruco Life Insurance Company. *Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.*

QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).

☐ Transfer . . . . $
☐ Rollover . . . . $
☐ Direct Rollover . . . . . . $
☐ IRA / Roth IRA Contribution . . . . $ ______ for tax year ______

If no year is indicated, contribution defaults to current tax year.

NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).

☐ 1035 Exchange . . . . $
☐ Amount Enclosed . . . .$
☐ CD Transfer or Mutual Fund Redemption . . .$

SECTION 4 ■ GUARANTEE PERIOD

Please choose only one:

☐ 3-Year Guarantee Period
☐ 5-Year Guarantee Period
☐ 7-Year Guarantee Period
☐ 10-Year Guarantee Period

SECTION 5 ■ E-DOCUMENTS

Please send me information about how I may enroll for secure, convenient, electronic access to my annuity documents and reduce the correspondence I receive by mail.

E-mail Address

SECTION 6 ■ ADDITIONAL INFORMATION

If needed for: • Special Instructions • Beneficiaries • Annuity Replacement • Entity Authorized Individuals

Prudential

SECTION 7 ■ OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

- If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.
- Minimum Distribution Under an IRA: If you have NOT met the required minimum distribution for the year in which the funds are paid to Prudential (Not applicable to IRA Transfers):

I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

- I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and
- This annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and
- I represent to the best of my knowledge and belief that the statements made in this application are true and complete.
- I acknowledge that I have received a current prospectus for this annuity.
- I understand that the purchase payment will be subject to a Market Value Adjustment if there is a withdrawal, annuitization, or settlement on any date other than within the 30 day period immediately preceding the end of the guarantee period. A Market Value Adjustment can be a positive or negative adjustment. There is no Market Value Adjustment at death.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

REQUIRED ➧ State where signed ________________

(If application is signed in a State other than the Owner's State of Residence, a Contract Situs Form may be required.)

Prudential

SECTION 7 ■ OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S) (continued)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

☐ I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE ➧ ☐☐ner ____________________ Date ____________________
Month / Day / Year

TITLE *(If Any)* ➧ ____________________

If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE ➧ Joint Owner ____________________ Date ____________________
(if applicable) Month / Day / Year

SIGN HERE ➧ Annuitant ____________________ Date ____________________
(if applicable) Month / Day / Year)

SIGN HERE ➧ Co-Annuitant ____________________ Date ____________________
(if applicable) Month / Day / Year)

SECTION 8 ■ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last) ____________________ ______ %

ID Number ____________ Telephone Number ____________ E-mail ____________

Name (First, Middle, Last) ____________________ ______ %

ID Number ____________ Telephone Number ____________ E-mail ____________

B. BROKER/DEALER

Name ____________________

SECTION 8 ■ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S) (continued)

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

☐ Yes ☐ No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

If yes, complete and submit the required Regulation 60 paperwork.

☐ Yes ☐ No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this annuity. I have fully discussed and explained the annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life will rely on this statement.

SIGN HERE ➧ Financial Professional Signature ____________________ Date ____________ Month / Day / Year

SIGN HERE ➧ Financial Professional Signature ____________________ Date ____________ Month / Day / Year